NATIONWIDE VARIABLE INSURANCE TRUST
Neuberger Berman NVIT Multi Cap Opportunities Fund

Supplement dated December 29, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           Effective immediately, Eli M. Salzmann, Managing Director at Neuberger Berman Management LLC, has replaced S. Basu Mullick as the portfolio manager to the Neuberger Berman NVIT Multi Cap Opportunities Fund.

2.           The information beneath “Portfolio Management – Portfolio Manager” found on page 3 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Eli M. Salzmann	Managing Director, Neuberger Berman	Since 2011

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE